UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 13, 2011

Independence Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-160093	26-4567130
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cira Centre 2929 Arch St., 17th Floor Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 243-9000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Today, Independence Realty Trust, Inc. (the “Company”) issued a press release regarding the initial public offering of its common stock, which was declared effective by the Securities and Exchange Commission (the “SEC”) on June 10, 2011. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the SEC, the exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Press Release, dated June 13, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Realty Trust, Inc.

June 13, 2011	By:	/s/ JACK E. SALMON
Jack E. Salmon
President and Chief Financial Officer

Exhibit Index

The following exhibit is included in this Current Report on Form 8-K and is numbered in accordance with Item 601 of Regulation S-K.

Exhibit No.	Description

99.1	Press Release, dated June 13, 2011.